UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

FIFTH THIRD BANCORP

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You invested in FIFTH THIRD BANCORP and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 12, 2022.

Get informed before you vote

View the Notice of Meeting, Proxy Statement, and Proxy Card online OR you can request and receive a free paper or email copy of the material(s) by requesting prior to March 29, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* April 12, 2022 11:30 a.m. Eastern Time
Virtually at: www.virtualshareholdermeeting.com/FITB2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2023: Nominees: 1a. Nicholas K. Akins	For
1b. B. Evan Bayh, Ill	For
1c. Jorge L. Benitez	For
1d. Katherine B. Blackburn	For
1e. Emerson L. Brumback	For
1f. Greg D. Carmichael	For
1g. Linda W. Clement-Holmes	For
1h. C. Bryan Daniels	For
1i. Mitchell S. Feiger	For
1j. Thomas H. Harvey	For
1k. Gary R. Heminger	For
1l. Jewell D. Hoover	For
1m. Eileen A. Mallesch	For
1n. Michael B. McCallister	For
1o. Marsha C. Williams	For
2. Ratification of the appointment of Deloitte & Touche LLP to serve as the independent external audit firm for the Company for the year 2022.	For
3. An advisory vote on approval of the Company’s compensation of its named executive officers.	For
4. Approval of an amendment to the Fifth Third Bancorp Code of Regulations to establish the exclusive jurisdiction of federal courts for actions brought under the Securities Act of 1933, as amended.	For

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